EASY EXPERT FAIR J.P. Morgan Global High Yield & Leveraged Finance Conference February 2015 Exhibit 99.1 * * * * * * *

EASY EXPERT FAIR

FORWARD LOOKING STATEMENTS
PRELIMINARY ESTIMATES
The financial information for the fourth quarter and full year fiscal 2014 contained in this presentation are preliminary estimates and are derived from preliminary internal financial reports and are subject to revision based on the completion of year-end accounting and financial reporting processes. Accordingly, our actual results may differ from these estimates and such differences may be material.
This presentation and the documents filed by TOYS“R”US, INC. with the Securities and Exchange Commission contain “forward looking” statements within the meaning of the federal securities laws and such statements are intended to be covered by the safe harbors created thereby. These forward looking statements reflect our current views with respect to, among other things, our operations and financial performance. All statements herein or therein that are not historical facts, including statements about our beliefs or expectations, are forward-looking statements. We generally identify these statements by words or phrases, such as “anticipate,” “estimate,” “plan,”
“project,” “expect,” “believe,” “intend,” “foresee,” “forecast,” “will,” “may,” “outlook” or the negative version of these words or other similar words or phrases. These statements discuss, among other things, our strategy, store openings, integration and remodeling, the development, implementation and integration of our Internet business, future financial or operational performance, projected sales for certain periods, comparable store net sales from one period to another, cost savings, results of store closings and restructurings, outcome or impact of pending or threatened litigation, domestic or international developments, amount and allocation of future capital expenditures, growth initiatives, inventory levels, cost of goods, selection and type of merchandise, marketing positions, implementation of safety standards, future financings, estimates regarding future effective tax rates, and other goals and targets and statements of the assumptions underlying or relating to any such statements.
These statements are subject to risks, uncertainties and other factors, including, among others, the seasonality of our business, competition in the retail industry, changes in our product distribution mix and distribution channels, general economic factors in the United States and other countries in which we conduct our business, consumer spending patterns, live birth trends, our ability to implement our strategy, including implementing initiatives for season, our ability to recognize cost savings, marketing strategies, the availability of adequate financing, access to trade credit, changes in consumer preferences, changes in employment legislation, our dependence on key vendors for our merchandise, political and other developments associated with our international operations, costs of goods that we sell, labor costs, transportation costs, domestic and international events affecting the delivery of toys and other products to our stores, product safety issues including product recalls, the existence of adverse litigation, changes in laws that impact our business, our substantial level of indebtedness and related debt-service obligations, restrictions imposed by covenants in our debt agreements and other risks, uncertainties and factors set forth under Item 1A entitled “RISK FACTORS” of TOYS“R”US, INC.’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014 and in its other reports and documents filed with the Securities and Exchange Commission. In addition, we typically earn a disproportionate part of our annual operating earnings in the fourth quarter as a result of seasonal buying patterns and these buying patterns are difficult to forecast with certainty. These factors should not be construed as exhaustive, and should be read in conjunction with the other cautionary statements that are included in those reports and documents.
We believe that all forward-looking statements are based on reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, one should not place undue reliance on these statements. Forward-looking statements speak only as of the date they were made, and we undertake no obligation to update these statements in light of subsequent events or developments unless required by the Securities and Exchange Commission’s rules and regulations. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in any forward-looking statement.

EASY EXPERT FAIR

FULL YEAR AND Q4 UPDATE
FY 2014 Highlights
Note: See appendix for reconciliation of Adjusted EBITDA
1
Excludes ($51M) charge in Q4 2013 (+1.0% impact – INC; +1.4% impact – DEL) and Full Year 2013 (+0.4% impact – INC; +0.6% impact – DEL), as well as an ($8M) charge (+0.1%
impact – INC; +0.1% impact – DEL) in Full Year 2014 related to excess and obsolete inventory identified in Q4 2013
2
Excludes $1M benefit (negligible impact to INC and DEL) in Full Year 2013 related to a dotcom prior period sales adjustment
• Results reflect the successful execution of our
strategic plan
• Gross margin rate improved by 51 bps; Gross margin
dollars includes a negative FX impact of $83 million
1,2
• Estimated Adjusted EBITDA improved by
approximately $57 million
• Ended the year with clean inventory, improved
customer perception and global liquidity of $1,772
million
• Strong international sales performance highlighted by
2.2% comparable store net sales growth
• Continued improvement in gross margin rate as
compared to the prior year
• Estimated Adjusted EBITDA improved by
approximately $22 million
Q4 2014 Highlights
Q4
$'s in billions unless otherwise stated 2013 2014 B/(P)
Toys"R"Us, Inc.
Net Sales $5.3 $5.0 (5.4%)
Net Sales (2014 excl. FX impact) 5.3 5.2 (1.8%)
Gross Margin %
1,2
32.7% 33.9% 115 bps
Adjusted EBITDA  ($'s in millions)
$505 $522-532 3.4%-5.3%
Toys-Delaware
Total Revenues $3.6 $3.4 (5.3%)
Total Revenues (2014 excl. FX impact) 3.6 3.5 (4.6%)
Gross Margin %
1,2
31.5% 33.3% 175 bps
Full Year
$'s in billions unless otherwise stated 2013 2014 B/(P)
Toys"R"Us, Inc.
Net Sales $12.5 $12.4 (1.5%)
Net Sales (2014 excl. FX impact) 12.5 12.6 0.5%
Gross Margin %
1,2
35.4% 35.9% 51 bps
Adjusted EBITDA ($'s in millions) $583 $635-645 8.9%-10.6%
Toys-Delaware
Total Revenues $8.6 $8.5 (2.0%)
Total Revenues (2014 excl. FX impact) 8.6 8.5 (1.3%)
Gross Margin %
1,2
34.6% 35.2% 59 bps

$583
$640
FY 2013
FY 2014
Adjusted EBITDA

$22
$87
$24
$583
$640
FY 2013
FY 2014
Adjusted EBITDA
Bonus
FX Impact

EASY EXPERT FAIR

ADJUSTED EBITDA
…Excluding Bonus and FX Impact
Adjusted EBITDA
Grew 9.8%...
$142M Year-over-Year Improvement
$57M Year-over-Year Improvement
1
1
2
Note: See appendix for reconciliation of Adjusted EBITDA
1
Represents the mid-point of fiscal 2014 Adjusted EBITDA range
2
Estimate

EASY EXPERT FAIR

2014 STRATEGIC PRIORITIES
Transform the Customer
Experience
1
Develop High Performing, Highly
Engaged Teams
2
Become Fit for Growth
3
Enhancing the experience across
all customer touch points online
and in-store:
• Price Perception
• Optimize eCommerce
Experience
• Supply Chain
• Marketing Initiatives
• Store Experience
• Merchandising Initiatives
Recalibrate expectations for high
performing, highly engaged talent;
structure for customer focus,
flexibility and rapid change:
• Organizational Structure
• Strengthen Talent
• Productivity Tracking
• Training
• Culture & Engagement
• Rewards & Recognition
• Strengthen Specialization of
Babies“R”Us and Toys“R”Us
Talent
Deciding where we will invest for
growth; reduce low ROI expenses
and invest for future growth:
• Growth and Innovation
• Margin Control & Forecasting
• Holiday Planning
• Expense Control and Process
Improvement
• End-to-End Process
• Digital Experience
• Marketing Effectiveness
• Store Experience

EASY EXPERT FAIR

TOYS“R”US CUSTOMER SATISFACTION SCORES IMPROVED YEAR-OVER-YEAR
1
Ratings are based on a scale of 1-10, the year-over-year change compares those customers who rated us either a 9 or 10 in 2014 vs. 2013
Source: Internal company survey
2014 vs. 2013 Categories
In-Stocks
Clean & Bright
Checkout Speed
Knowledgeable Team
Greet & Assist
Overall Satisfaction
Customer Satisfaction Metrics
5.0%
% Point Improvement
6.0%
2.7%
4.6%
4.6%
3.6%

2.2%
1.8%
0.0%
(4.5%)
(1.9%)
(1.0%)
Q4 2014
FY 2014
Domestic
International
Total

36.5%
36.4%
35.3%
35.0%
36.0%
32.4%
33.5%
30.2%
Q1
Q2
Q3
Q4
2013
2014

EASY EXPERT FAIR

ANNUAL SALES STABILIZATION AND SIGNIFICANT MARGIN IMPROVEMENT
1
Excludes ($51M) charge in Q4 2013 (+1.5% impact), $11M benefit in Q1 2014 (-0.7% impact) and ($19M) charge in Q2 2014 (+1.3% impact) related to excess and obsolete inventory identified in Q4 2013
2
Includes $2M benefit in Q1 2013 (+0.1% impact) related to unrecognized dotcom sales, and excludes $3M recorded in Q2 2013 (-0.2% impact) related to a dotcom prior period sales adjustment
Domestic Gross Margin Rate
1,2
Comparable Store Net Sales
Disciplined promotion strategy leading to 220 bps improvement in Domestic Gross Margin
Continued focus on margin

$25
$50
$75
$50
$50
$200
$100+
Domestic Achieved
Domestic Target Remaining
Int'l Target
Total

EASY EXPERT FAIR

UPDATE ON COST SAVINGS INITIATIVES
• Potential cost savings of $150-$200 million communicated
to investment community in September 2014
• Estimate primarily focused on Domestic business
• Achievable in run rate by 2016
• Split between SG&A and Cost of Goods
• Overall cost savings of over $100 million achieved in fiscal year 2014
• Driven by savings in store and procurement SG&A,
marketing effectiveness and life cycle management
• Savings partially offset in EBITDA by increased
compensation expense resulting from bonus
normalization
• $50-$75 million additional cost savings opportunities
subsequently identified in International Operations
• Savings may require additional investments (e.g.
capex on systems)
Target Cost Reductions Cost Savings Achieved
$’s in millions
$200 - $275
Dashed bars represent high-end of range

EASY EXPERT FAIR

CAPITALIZATION AND GLOBAL LIQUIDITY
As of January 31, 2015
1
European Debt includes UK, France and Spain
Global Liquidity Capitalization
1
Toys-Delaware ABL Excess Availability is presented net of the $125 minimum excess availability covenant
Q4
($'s in millions) 2014
Toys-Delaware
Toys-Delaware ABL Excess Availability
1
$848
Toys-Delaware Cash 121
Total Toys-Delaware Liquidity 969
International
Euro ABL/Japan Revolver Excess Availability 226
Non Toys-Delaware Cash 577
Total Inc/Int'l Liquidity 803
Total ABL/Revolver Excess Availability 1,074
Total Cash 698
Total Global Liquidity $1,772
Debt Presented at Face Value
Q4
($'s in millions) Rate Maturity O/S
Cash $698
Inc. Notes
2017 Senior Notes 10.375% 8/15/2017 450
2018 Senior Notes 7.375% 10/15/2018 400
Propco II Senior Secured Notes 8.500% 12/1/2017 725
B-2/B-3 Term Loans L + 3.75% 5/25/2018 202
North American ABL Facility L + 1.50% 3/21/2019 --
FILO Term Loan L + 7.25% 10/24/2019 280
B-4 Term Loan L + 8.75% 4/24/2020 1,026
8 ¾% Debentures 8.750% 9/1/2021 22
International Loans
Japan Debt Various Various 63
European Debt
1
Various Various 483
Other
Propco I Term Loan L + 5.00% 8/21/2019 973
Capital Leases / Other Various Various 202
Total Debt $4,826
Net Debt $4,128
Toys-Delaware Notes and Loans

EASY EXPERT FAIR 10 APPENDIX

EASY EXPERT FAIR

TOYS“R”US INC. – ADJUSTED EBITDA RECONCILIATION
1
The impact of these one-time adjustments are excluded from the Gross Margin balances in this presentation
($'s in millions) 2/1/2014 1/31/2015 2/1/2014 1/31/2015
Operating (loss) income ($91) $411-421 ($350) $185-195
Add:
Non-controlling interest (3) (2) (3) (4)
Depreciation and amortization 101 92 388 377
EBITDA 7 501-511 35 558-568
Adjustments:
Obsolete inventory clearance
1
51 -- 51 8
Prior period adjustments
1
-- -- (1) --
Sponsors’ management and advisory fees 5 4 22 18
Litigation expense 3 (8) 23 (8)
Severance -- 1 13 17
Store closure costs 2 -- 2 5
Impairment of long-lived assets 37 5 44 13
Net gains on sales of properties -- -- (8) (5)
Compensation expense 2 5 3 20
Property losses, net of insurance recoveries -- -- -- (9)
Obsolete inventory clearance -- -- -- 1
Prior period adjustments 17 -- 17 --
Certain legal and accounting transaction costs -- 12 1 13
Non-controlling interest 3 2 3 4
Goodwill impairment 378 -- 378 --
Adjusted EBITDA $505 $522-532 $583 $635-645
Q4 Full Year

ABL Facility ($1,850) due 2019	$--
FILO Term Loan due 2019	280
B-2 & B-3 Term Loans due 2018	202
B-4 Term Loan due 2020	1,026
8.750% Debentures due 2021	22

EASY EXPERT FAIR

SIMPLIFIED ORGANIZATIONAL STRUCTURE
Toys“R”Us, Inc.
Toys“R”Us
International Entities
Guaranty of
B-4 Term Loan
Toys“R”Us Property
Company II, LLC
(“PropCo II”)
8.500% Senior Secured Notes due 2017     $725 Term Loan due 2019                $973
Total Funded Debt¹
Revolving Credit Facilities
$546
--
10.375% Senior Notes due 2017 $450
7.375% Senior Notes due 2018 400
Note:  Chart has been simplified and does not include all entities; debt balances presented at face value and excludes capital leases and finance obligations associated with capital projects
1
Includes Spanish PropCo Loan, French PropCo Loan, UK PropCo Loans, Japan Bank Loans and Toys Asia Debt
Wayne Real Estate
Parent Company, LLC
Toys“R”Us Property
Company I, LLC
(“PropCo I”)
Toys“R”Us-Delaware, Inc.
(Toys-Delaware)
65% Pledge of Canadian
Subsidiary Stock
$’s in millions | as of January 31, 2015